Exhibit 10.1


                    CONSULTING AGREEMENT

          THIS AGREEMENT (The "Agreement"), is made and entered into as of this 21st day of October 2002, by and between Dailyfinancial.com Inc with offices at 324 Jay Street, New York 10536 ("the "Consultant"), and CareDecision Corporation, with offices at 2 Penn Plaza 15th Floor, Suite 1500-53 New York, NY (the "Company") (together the "Parties"). CareDecision Corporation trades on the OTCBB under the symbol CDED.

       WHEREAS,  the parties desire to set forth  the  terms
and   conditions  under  which  Consultant   shall   provide
Consulting services to the Company;

       NOW,   THEREFORE,  in  consideration  of  the  mutual
promises and covenants herein contained, and other valid consideration, receipt of which is hereby acknowledged, the parties agree as follows;

Term of Agreement

     The agreement shall remain in effect from the date hereof through the expiration of a period of 120 days from the date hereof (the "Term"), and thereafter may be renewed upon the mutual consent of the parties.

Nature of Services to be Rendered.

     During the term and any renewal thereof, Consultant shall provide the Company with corporate consulting services in connection with mergers and acquisitions, corporate finance, corporate finance relations, introductions to other financial relations companies and other financial services (collectively, the "Services"). Dailyfinancial shall also use its best efforts to locate and identify to the Company private and/or public companies for potential merger with or acquisition by the Company.

Disclosure of Information

   Consultant agrees as follows:
       The  Consultant shall NOT disclose to any third party
          any material non-public information or data received from the Company without the consent and approval of the Company other than: (i) to its agents or representatives that have a need to know in connection with the services hereunder; (ii) as may be required by applicable law; and (iii) such information as becomes publicly known through no action of the Consultant.
       Following  receipt of written notice from the Company
          of a filing in connection with a proposed public offering of the securities of the Company, and until the Company informs the Consultant that such offering has been completed or has terminated, the Consultant shall not engage in any public relations efforts on behalf of the Company without approval of counsel for the Company and counsel for the underwriter(s) if any.

Compensation.

   The following represents the compensation to be received by the Consultant in connection with rendering the Services hereunder:


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     Upon the execution of this agreement, the Company shall
     deliver immediately to the Consultant 2,000,000 shares of the Company's restricted common stock and 500,000 warrants, each warrant allowing Consultant to purchase
     one  share  of  Company's common stock at  $.045.   The
     shares so issued shall be "restricted" and cannot be resold without registration or compliance with the terms of Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act of
     1933.   At the time of the execution of this agreement,
     pursuant to the terms of Rule 144, Consultant would have to hold any such restricted shares he acquired for a period of twelve (12) months. Consultant is granted piggyback registration rights, said rights compelling Company to register Consultant's shares and warrants in the next registration statement filed by Company, from
     the date of execution of this agreement.   CareDecision
     Corporation shall be responsible for all costs,  filing
     fees,   legal   fees,  and  expenses  associated   with
     registering the restricted shares in order to insure compliance with any and all securities regulations, rules, laws and acts.

        In connection  with the location and  identification
           of potential candidates for corporate mergers and/or acquisitions (the "M&A Service"), the Consultant shall be entitled to receive compensation in an amount equal to:

                 (i)  ten percent (10%) of the value of the
                      total price paid (up to $300,000.00)
                      by the Company for any completed
                      merger or acquisition with any entity
                      located and/or identified by the
                      Consultant (the "Transaction"); or

                 seven and one-half percent (7.5%) of the
                      value of the total price paid
                      (between $300,001.00 and $750,000.00)
                      by the Company for any complete
                      transaction; or

                 five percent (5%) of the value of the
                      total price paid (greater than
                      $750,000.00) by the Company for any
                      complete transaction.

Fifty percent (50%) of the Consultant's fees for the M&A Service shall be paid in cash and the remaining fifty percent (50%) of the Consultant's fee for M&A Service shall be paid in shares of the Company's Restricted stock (the "M&A Restricted Stock"), with "piggyback" registration rights as described in paragraph #9 of this agreement. In the event no cash is paid in the transaction, then the entire M&A service fee shall be payable in shares of the Company's restricted stock; should the transaction involve all cash, then the entire M&A service fee shall be payable to the Consultant in cash. For the purposes hereof, the term "price" shall include any and all consideration received or given in connection with the transaction, including without limitation any debt assumed by either party thereto.

Representations and Warranties of the Consultant.
   In  order  to  induce  the Company  to  enter  into  this
Agreement,   the  Consultant  hereby  makes  the   following
unconditional representations and warranties:
        In connection with its execution of and performance under this Agreement, the Consultant has not taken and will not take any action that will cause it to become required to make any filings with or to register in any capacity with the Securities and Exchange Commission (the "SEC"), the National Association of Securities Dealers, Inc. (the "NASD"), the securities commissioner or department of any state, or any other regulatory or


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            governmental body or agency.

        Neither the Consultant nor any of its principals  is
            subject to any sanction or restriction imposed by the SEC, the NASD, any state securities commission or department, or any other regulatory or governmental body or agency, which would prohibit, limit or curtail the Consultant's execution of this Agreement or the performance of its obligation hereunder.

        The Consultant's purchase of shares pursuant to the option agreements enumerated herein are deemed to be investments made for its own account.

        The Consultant is permitted to provide consulting services to any corporation or entity engaged in a business identical or similar to the Company's.

6. Duties of the Company.

        The Company  shall supply Consultant, on  a  regular
            and timely basis with all approved data and information about the Company, its management, its products, and its operations and Company shall be responsible for advising Consultant of any facts, which would affect the accuracy of any prior data and information previously supplied to Consultant so that the Consultant may take corrective action.

        The Company  shall promptly supply Consultant;  with
            full and complete copies of all filings with all federal and state securities agencies; with full and complete copies of all shareholder reports and communications whether or not prepared with the assistance of Consultant; with all data and information supplied to any analyst, broker-dealer, market maker, or other member of the financial community and with all product/services brochures, sales materials, etc. Company shall supply to Consultant, within 15 days of execution of this Agreement, with a list of all stockbrokers and market makers active in the stock of Company, and a complete list of all shareholders.

        The Company's   counsel  must,   within   five   (5)
            business days of receiving written notice from the Consultant, provide an opinion letter to the Consultant and the Transfer Agent for the Company's Restricted Stock and the M&A Restricted Stock addressing the permissible resale of the Restricted Stock and the M&A
            Restricted Stock (pursuant to Rule 144 of the Securities Act of 1933, as amended (the "1933 Act")) transferred to the Consultant under this Agreement.

        (i)Company  will notify Consultant in writing  a
            minimum of thirty (30) days prior to  making
            any   private   or   public   offering    of
            securities, including but not limited to an offering registered on form S-8 or made pursuant to Regulation S or Regulation D.

        Company  will  notify Consultant within  5  business
            days   regarding   any  "insider"   selling   of
            Company's stock.

        Company will not utilize any of Consultant's reports in connection with


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            any  offering (public or private) of  securities
            without    the   prior   written   consent    of
            Consultant.

        The Company acknowledges that the Consultant  relies
            on information provided by the Company in connection with the provision of Services hereunder and represents that said information is neither false or misleading, and agrees to hold harmless and indemnify the Consultant for any breach of such representations and for any claims relating to the purchase and/or sale of the Company's securities occurring out of or in connection with the Consultant's relationship with the Company including, without limitation, reasonable attorney's fees and other costs arising out of any such claims.

7. Representations and Warranties of the Company.

            In order to induce the Consultant to enter into this Agreement, the Company hereby makes the following unconditional representations and warranties:

        The Company is not subject to any restriction imposed by the SEC or by operation of the 1933 Act, the Exchange
            Act of 1934, as amended (the "1934 Act") or any of the rules and regulations promulgated under the 1933 Act or the 1934 Act which prohibit its execution of this Agreement or the performance of its obligations to the Consultant set forth herein.

        The Company has not been sanctioned by the SEC, the NASD or any state securities commissioner or department in connection with any issuance of its securities.

        (c)All payments required to be made on time and in accordance with the payment terms and conditions set forth herein.

        (d) The Company acknowledges that the Consultant does not guarantee its ability to cause the consummation of any contract or merger or acquisition with any corporate candidate.

8. Issuance of Shares to Consultant

              Upon receipt of the Consultant's check in payment of full purchase price for the option shares together with the Investment Letter, the Company will cause to be issued to the Consultant a validly endorsed stock certificate bearing the facsimile signatures of its President and Secretary containing a legend indicating that the resale of these securities is conditioned upon their registration or the Consultant's compliance with the terms of Rule 144.

              Such Shares shall be issued as fully-paid and non-assessable securities. The Company shall take all corporate action necessary for the Share issuance to be legally valid and irrevocable, including obtaining the prior unanimous written consent of its Board of Directors.


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9. Registration Obligations.

               At any time following the signing of the Agreement if the Company files a registration statement with the SEC registering an amount of securities equal to at least $1,000,000 (the "Registration Statement"), the Company must provide ten (10) day prior written notice of the Registration Statement to the Consultant and any subsequent holder of the Restricted Stock and the M&A Restricted Stock at the written request and direction of the Consultant and/or subsequent holders in the Registration Statement.

10. Waiver of Registration Obligations.

               In the event an NASD- registered broker-dealer executes a letter of intent to conduct a firm commitment underwriting of the Company's securities, with anticipated gross proceeds of at least one million ($1,000,000.00) dollars, and requiring all of the Company's shareholders to waive registration rights, the Consultant will provide a written waiver of its registration rights herein provided.

11. Expense Reimbursement.

               Consultant shall be entitled to receive cash reimbursement, and the Company shall provide cash reimbursement, of all cash expenses paid by the Consultant on behalf of the Company in performance of its own duties hereunder. Such expenses shall include, without limitation, expenses for communications, deliveries and travel. In no event, however, will the Consultant incur on behalf of the Company an expense in excess of five hundred ($500.00) dollars without the prior written consent of the Company.

12. Indemnification of Consultant by the Company.

               The Company shall indemnify and hold harmless the Consultant and its principals from and against any and all liabilities and damages in connection with the Company's ownership and operation and, without limiting the foregoing, shall pay the Consultant's legal fees and expenses if the Company is named as a defendant in any proceedings brought in connection with the Company or its activities unless such liabilities and damages are the direct result of Consultant's misfeasance or malfeasance of his responsibilities.

13. Indemnification of the Company by the Consultant.

               The Consultant shall indemnify and hold harmless the Company and its principals from and against any and all liabilities and damages arising out of the consultant's actions and/or any intentional breach of its representations, warranties, and agreements made hereunder.


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14. Arbitration.

Any and all conflicts, disputes and disagreements arising out of or in connection with any aspect of the Agreement shall be subject to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association that are then in effect. Written Notice of Dispute shall be served by either Party upon the other Party at its address set forth herein or such other address as it shall have provided in writing for that purpose. The dispute shall be submitted to the American Arbitration Association. The parties designate the Supreme Court in Nevada, as the court in which any arbitration award shall be subject to confirmation, and will abide by such confirmation.

15. Attorney Fees.

               In any legal action or arbitration that is commenced by a Party to the agreement alleging a default in the terms and/or conditions of the Agreement, the prevailing party as determined by the arbitrators/court, shall be entitled to recover all costs incurred as a result of prosecuting/defending such action including reasonable attorney fees, expenses and court costs through trial, appeal and to final disposition.

16. Entire Understanding/Incorporation of other Documents.

               The Agreement contains the entire understanding of the parties with regard to the subject matter hereof, superseding any and all prior agreements or understandings whether oral or written, and no further or
               additional       agreements,        promises,
               representations or covenants may be inferred or construed to exist between the parties.

17. No Assignment or Delegation Without Prior Approval.

               No portion of the Agreement or any of its provisions may be assigned, nor obligations delegated, to any other person or party without the prior written consent of the Parties except by operation of law or as otherwise set forth herein.

18. Survival of Agreement.

               The  Agreement  and all of  its  terms  shall
               inure   to   the  benefit  of  any  permitted
               assignees  of or lawful successors to  either
               Party.

19. No Amendment Except In Writing.

               Neither   the  Agreement  nor  any   of   its
               provisions may be altered or amended except in a dated writing signed by the Parties.

20. Waiver of Breach.

               No waiver of any breach of any provision thereof shall be deemed to constitute a continuing waiver or a waiver of any other portion of the


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            Agreement.

Severability of the Agreement.

            Except as otherwise provided herein, if any provision hereof is deemed by arbitration or a court of competent jurisdiction to be legally unenforceable or void, such provision shall be stricken from the Agreement and the remainder hereof shall remain in full force and effect.

Termination of the Agreement.

            Either party may terminate the Agreement with penalty by providing a thirty (30) day written notification to the other party. The Agreement will terminate thirty (30) days following the date of receipt of the written notification by the non-terminating party ("Date of Termination"). In the event of termination of the Agreement by either Party, the Consu1tant shall pro-rate the compensation due under his or her contract and return any compensation advanced that is attributed to the cancelled portion of the contract. This will include any Company stock or other compensation it received from the Company under the Agreement prior to the Date of Termination. In the event of termination of the Agreement of either party, the Consultant shall retain its right to purchase stock from the Company under this agreement and the Company must deliver to the Consu1tant, the Shares pursuant to the terms of this Agreement.

Governing Law.

The Agreement and its provisions shall be construed in accordance with and pursuant to, and governed by, the laws of the State of Nevada, as applicable to agreements to be performed solely within the State Nevada, without regard to its conflict-of-laws provisions then in effect.

No Construction Against Drafter.

            The  Agreement shall be construed without regard
            to    any   presumption   or   other   requiring
            construction  against  the  Party  causing   the
            drafting hereof.

            IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.


     CareDecision Corp.         Dailyfinancial.com

     By:  /s/ Robert Cox        By:  /s/ Robert Koch
         ---------------            ----------------
         Robert Cox, CEO            Robert Koch, CEO


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